UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2015

HORIZON GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37427	47-3574483
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 100 Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 593-8820

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On June 30, 2015, Horizon Global Corporation (the “Corporation”) was spun off from its former parent, TriMas Corporation (“former parent”), through a distribution of 100% of former parent’s interest in the Corporation to holders of former parent’s common shares (the “Spin-Off”).  Upon completion of the Spin-Off, the Corporation became an independent publicly traded company. Exhibit 99.1 to this Current Report on Form 8-K provides annual and quarterly financial information for 2014, presenting the Corporation's combined results prepared on a stand-alone basis derived from our former parent's consolidated financial statements and accounting records.

The Corporation uses certain non-GAAP financial information to provide supplemental information regarding financial and business trends used in assessing its financial condition and results of operations. Exhibit 99.2 to this Current Report on Form 8-K provides annual and quarterly historical non-GAAP financial information for 2014.
The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933 or the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 7, 2015, the Compensation Committee of the Board of Directors of the Corporation approved stock option grants to certain domestic-based Corporation employees, including the Corporation’s named executive officers, under the Corporation’s 2015 Equity and Incentive Compensation Plan. The stock options have a ten-year term and an exercise price equal to the closing price of the Corporation’s common stock on the date of grant of October 7, 2015 ($9.20 per share). In general, the stock options are scheduled to vest in full on March 5, 2017. The number of shares of the Corporation’s common stock subject to each named executive officer’s stock option award is as follows: 30,314 shares for Mark Zeffiro, President and Chief Executive Officer of the Corporation; 2,559 shares for David Rice, Chief Financial Officer of the Corporation; and 491 shares for Jay Goldbaum, Legal Director and Corporate Secretary of the Corporation.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Condensed Combined Financial Statements of Horizon Global Corporation

99.2	Company and Business Segment Information of Horizon Global Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	October 14, 2015	By:	/s/ David G. Rice
		Name:	David G. Rice
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Condensed Combined Financial Statements of Horizon Global Corporation
99.2	Company and Business Segment Information of Horizon Global Corporation